                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              TELEDYNE, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/X/ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.*
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

* $500 fee paid previously in connection with the filing of materials pursuant to Section 240.14a-11(c) on February 24, 1995.

                              [Logo] TELEDYNE, INC.


                          MAXIMIZING SHAREHOLDER VALUE:

                                   COMMITMENT


[Logo] Substantial shareholder value will be created through execution of Teledyne's business plan.

[Logo] Committed to determine if sale of the Company could deliver greater shareholder value.

[Logo]  Committed to doing the right thing for our shareholders.




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

                              [Logo] TELEDYNE, INC.


                          MAXIMIZING SHAREHOLDER VALUE:

                                 CURRENT PROCESS


THE COMPANY:

[Logo] Commenced a process to solicit offers for the possible sale of Teledyne;

[Logo] Retained the investment banking firm of Goldman, Sachs & Co. to assist in the process;

[Logo] Received and is responding to expressions of interest from third parties other than WHX Corporation;

[Logo] Is providing WHX Corporation the opportunity to participate in the process on the same basis as any other bidder;

[Logo] Process is well underway and being pursued carefully and expeditiously.

                              [Logo] TELEDYNE, INC.


                          MAXIMIZING SHAREHOLDER VALUE:

                             RECENT ACCOMPLISHMENTS


[Logo] Disposed of  more than 25 businesses.

[Logo] Realigned 65 operating companies into 18, reducing overhead costs and eliminating layer of corporate management.

[Logo] Resolved virtually all significant litigation dating from the 1980s.

[Logo] Resumed quarterly dividend.

[Logo] Adopted EVA as primary measure of financial performance.

[Logo] Encouraged by trend of 1994 results and strong performance so far in 1995.

                              [Logo] TELEDYNE, INC.


                        STRATEGIES FOR PROFITABLE GROWTH


[Logo] Business renewal through process improvement and new product development.

[Logo] Expanded international business.

[Logo] Developing commercial products from defense technologies.

[Logo] Acquisitions of complementary businesses.

                              [Logo] TELEDYNE, INC.


                        STRATEGIES FOR PROFITABLE GROWTH


EXAMPLES OF BUSINESS RENEWAL THROUGH PROCESS IMPROVEMENT AND NEW PRODUCT
DEVELOPMENT:

[Logo] Water Pik introduced SenSonic-TM- Plaque Removal Instrument in 1994, rolling out its new Pour-Thru Water Filter-TM- in 1995.

[Logo] Teledyne Laars will introduce its MAXX-PURE-TM- ozone sanitizing system for swimming pools in 1995.

[Logo] Allvac, Wah Chang and Portland Forge producing exotic metals for the orthopedic implant industry.

[Logo] Reduced Continental Motors' cylinder shop size from 42,000 square feet to 14,000 square feet; production capacity almost doubled; costs reduced by $300,000.

[Logo] New Rodney Metals rolling mill only one in the world that can reduce 50-inch-wide metal to .0024 of an inch thin; reduces costs, increases capacity.

[Logo] Across Teledyne -- cell-based manufacturing; plant consolidation; new information and measurement systems.

                              [Logo] TELEDYNE, INC.


                        STRAGETIES FOR PROFITABLE GROWTH


EXAMPLES OF EXPANDED INTERNATIONAL BUSINESS:

[Logo] Water Pik continues to grow existing markets in developed countries, Eastern Europe and Russia for its water filtration products; targeting developing areas for future expansion.

[Logo] Teledyne Brown Engineering will market its modular water treatment systems in developing countries.

[Logo] Rodney Metals new distribution and service facility in Taiwan.

[Logo] Casting Service is selling new 120,000-pound cylindrical paper rolls to the Northern European printing market.

[Logo] International sales in 1994 up to 21.4 percent from 19.9 percent in 1993.




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

                              [Logo] TELEDYNE, INC.


                        STRATEGIES FOR PROFITABLE GROWTH


EXAMPLES OF DEVELOPING COMMERCIAL PRODUCTS FROM DEFENSE TECHNOLOGIES:

[Logo] Electronic Technologies introduced a compact, transportable, highly sensitive mass spectrometer using technology developed under Army contract exploring feasibility of detecting biological and chemical agents on the battlefield.

[Logo] Electronic Technologies applying decades of experience developing military encryption systems to develop security devices for next generation of digital set-top boxes to prevent program piracy on cable television and telephone networks.

[Logo] Vehicle Systems applies combat vehicle experience to commercial bus suspension that allows the bus to "kneel".


                                   (CONTINUED)




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

                              [Logo] TELEDYNE, INC.


                        STRATEGIES FOR PROFITABLE GROWTH


[Logo] Brown Engineering is developing a series of modular point of entry water treatment systems derived from Space Station technologies for ultrapure filtration.

[Logo] Ryan Aeronautical's Ordnance business unit, which has been a leader in the military ordnance arena, has leveraged this technology into automotive airbag and seatbelt pretensioner applications.




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

                              [Logo] TELEDYNE, INC.


                        STRATEGIES FOR PROFITABLE GROWTH


EXAMPLES OF ACQUISITIONS OF COMPLEMENTARY BUSINESSES:

[Logo] Acquired Kooi Beheer B.V., Europe's largest supplier of truck-mountable, self-propelled material handlers.

[Logo] Acquired the business, product rights and other intellectual property of Green Biosphere Designs, Canadian research lab with significant expertise in water treatment technologies; Laars' MAXX-PURE ozone sanitizing pool treatment system a direct result.

[Logo] Acquired Stromsholmen, a Sweden-based manufacturer of nitrogen gas springs, in 1993 to complement the Company's Hyson line of similar products.




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

TELEDYNE, INC.
RESULTS OF OPERATIONS
(IN MILLIONS)

                                                                   YEAR
                                                          -----------------------    4TH QUARTER
                                                          1994     1993     1992        1994
                                                         ------------------------    -----------
               SALES:

               Continuing Operations:

                 Aviation and Electronics                  899.4    976.4  1,045.5         241.2

                 Specialty Metals                          683.6    626.3    628.7         179.0

                 Industrial                                322.8    338.7    311.7          94.2

                 Consumer                                  316.3    313.1    303.0          85.3
                                                         -------------------------       -------
                                                         2,222.1  2,254.5  2,288.9         599.7

               Discontinued                                169.1    237.2    598.7          44.7
                                                         -------------------------       -------

                 Total                                   2,391.2  2,491.7  2,887.6         644.4
                                                         -------------------------       -------
                                                         -------------------------       -------


               INCOME BEFORE TAXES, EXTRAORDINARY LOSS
                 AND CUMULATIVE EFFECT OF ACCOUNTING
                 CHANGES:

               CONTINUING OPERATIONS

               AVIATION AND ELECTRONICS                     (2.2)    49.5     56.0          36.8
                 Government Settlements                     88.8      3.6     19.7             -
                                                         -------------------------       -------
                                                            86.6     53.1     75.7          36.8

               SPECIALTY METALS                             28.6     33.9     28.0          (3.1)
                 Government Settlements                     13.0        -      0.2          13.0
                                                         -------------------------       -------
                                                            41.6     33.9     28.2           9.9

               INDUSTRIAL                                   13.5     15.1     11.6          11.0

               CONSUMER                                     22.2     21.5     27.5           7.6
                                                         -------------------------       -------

                                                           163.9    123.6    143.0          65.3

               CORPORATE EXPENSE
                 Salaries and Benefits                     (21.2)   (23.9)   (23.6)         (4.4)
                 Other                                     (52.3)   (52.4)   (44.5)        (17.9)

               INTEREST EXPENSE                            (43.5)   (45.1)   (56.2)        (11.2)

               PENSION INCOME                               79.1     66.2     37.9          22.5

               OTHER                                        10.2     14.1      4.6           0.8
                                                         -------------------------       -------

                  TOTAL CONTINUING                         136.2     82.5     61.2          55.1


               DISCONTINUED                                (38.1)    (6.0)    45.7          (4.0)

               GOVERNMENT SETTLEMENTS - CONTINUING OP'S   (101.8)    (3.6)   (19.9)        (13.0)

               GAIN ON SALE OF LITTON COMMON STOCK             -     40.4        -             -
                                                         -------------------------       -------

               TOTAL                                        (3.7)   113.3     87.0          38.1
                                                         -------------------------       -------
                                                         -------------------------       -------

               MARGINS EXCLUDING GOVERNMENT SETTLEMENTS:

               AVIATION AND ELECTRONICS                      9.6%     5.4%     7.2%         15.3%

               SPECIALTY METALS                              6.1%     5.4%     4.5%          5.5%

               INDUSTRIAL                                    4.2%     4.5%     3.7%         11.7%

               CONSUMER                                      7.0%     6.9%     9.1%          8.9%




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

                              [Logo] TELEDYNE, INC.


                 PENSION SURPLUS:  AN IMPORTANT STRATEGIC ASSET


Pension Assets Exceeded Liabilities by $928 million at December 31, 1994 of which only $320 million is Recorded on Teledyne's Balance Sheet.

Surplus Generates Pension Income of approximately $84 million Before Tax per
Year.

As a Result of this Surplus, Teledyne Avoids Pension Expense of approximately $21 million in 1995.

Commencing in 1994, the Company Reimburses $15 million annually of Retiree Medical Expense from Surplus Pension Assets.

Surplus Pension Assets Offer other Strategic Value, e.g. Enhancing Earnings and Cash Flow from Acquisitions.

                              [Logo] TELEDYNE, INC.


                          MAXIMIZING SHAREHOLDER VALUE


[Logo] Substantial shareholder value will be created through execution of Teledyne's business plan.

[Logo]    Committed to exploring alternatives for maximizing shareholder value:
          - Commenced a process to solicit offers for the possible sale of Teledyne;
          - Retained the investment banking firm of Goldman, Sachs & Co. to assist in the process;
          - Received and is responding to expressions of interest from third parties other than WHX Corporation; and
          - Is providing WHX Corporation the opportunity to participate in the process on the same basis as any other bidder.

[Logo]    Committed to doing the right thing for our shareholders.




                                       12